CENTURY SHARES TRUST
CENTURY SMALL CAP SELECT FUND

Supplement to the Currently Effective Prospectuses

Effective April 6, 2011, the following disclosure replaces the first sentence of the paragraph under the heading “Disclosure of Portfolio Holdings” on page 11 of the currently effective prospectus for Century Shares Trust and Century Small Cap Select Fund:

Each Fund provides a complete schedule of its portfolio securities as of the last day of each calendar quarter by posting the information on the Century Funds’ website (www.centuryfunds.com) approximately 10 days after the last day of the quarter (or the first business day thereafter).

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.